    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 2002

                                               File Nos. 333-57017 and 811-08821
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

                        PRE-EFFECTIVE AMENDMENT NO. __( )

                       POST-EFFECTIVE AMENDMENT NO. 11 (X)

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 (X)

                              AMENDMENT NO. 12 (X)

                              RYDEX VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

            9601 Blackwell Road, Suite 500, Rockville, Maryland 20850
               (Address of Principal Executive Offices, Zip Code)

                                 (301) 468-8520
              (Registrant's Telephone Number, including Area Code )

                              Albert P. Viragh, Jr.
                                   Rydex Funds
                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                     (Name and Address of Agent for Service)


                                    Copy to:
                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                           1111 Pennsylvania Ave, N.W.
                             Washington, D.C. 20004

         It is proposed that this filing will become effective (check appropriate box):
         ___ Immediately upon filing pursuant to paragraph (b)
         ___ On April 30, 2002 pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
         ___ On (date) pursuant to paragraph (a)(1)
         _X_ 75 days after filing pursuant to paragraph (a)(2)
         ___ On (date) pursuant to paragraph (a)(2) of Rule 485.
             If appropriate, check the following box:
         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE RYDEX VARIABLE TRUST
PROSPECTUS

, 2003

BENCHMARK FUND
JUNO






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[RYDEX FUNDS LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100




Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios. This prospectus describes the Fund listed below:

BENCHMARK FUND - Juno Fund

Shares of the Juno Fund are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about the Fund's related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

PROSPECTUS


TABLE OF CONTENTS

RYDEX BENCHMARK FUND

4  JUNO FUND

5  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

6  PURCHASING AND REDEEMING SHARES

7  DIVIDENDS, DISTRIBUTIONS, AND TAXES

7  MANAGEMENT OF THE FUND

BC ADDITIONAL INFORMATION

JUNO FUND
FUND INFORMATION

FUND OBJECTIVE

The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).


PORTFOLIO INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these obligations. The Fund also may enter into repurchase agreements.


RISK CONSIDERATIONS

The Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, the Fund's shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Fund's use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than funds that do not use derivatives.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. Tracking error may cause the Fund's performance to be less than you expect.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value the Fund's shares than would occur in a more diversified fund.

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.


PERFORMANCE

The Juno Fund is new and therefore does not have a performance history for a full calendar year.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

The Juno Fund seeks to provide investment results that will inversely correlate to the performance of Long Treasury Bond on a daily basis.


A BRIEF GUIDE TO THE BENCHMARK.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.


ADVISOR'S INVESTMENT METHODOLOGY

Rydex Global Advisors (the "Advisor"), the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve the Fund's objective.


The Advisor uses quantitative methods to construct portfolios that correlate highly with the Fund's benchmark. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's benchmark in order to maintain consistency and predictability.


RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of the Fund's shares.

FIXED INCOME RISK - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

TRACKING ERROR RISK - Tracking error risk refers to the risk that the Fund's returns may not match or correlate to the returns of its benchmark on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK - The Fund typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.


FUTURES AND OPTIONS RISK - The Fund will invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account #cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of the Fund, which will cause the Fund to experience high portfolio turnover.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). The Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus Day and Veterans' Day. On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of the Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.


NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of the Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. The NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where the Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Fund's Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of the Fund.

TAXES

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Fund. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate, based on the average daily net assets for the Fund, as set forth below:

FUND                                                         ADVISORY FEE
--------------------------------------------------------------------------------
JUNO                                                             .90%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of the Fund's shares.

PORTFOLIO MANAGERS

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages the Fund.

Additional information about the Fund is included in its Statement of Additional Information ("SAI") dated , 2003, which contains more detailed information about the Fund. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the annual and semi-annual reports.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

                                       BC

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXFUNDS.COM

                      STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                            800.820.0888 301.296.5100

                               WWW.RYDEXFUNDS.COM

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund"):


         JUNO FUND


This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated [ ], 2003. Copies of the Fund's Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

                                The date of this SAI is    , 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                      PAGE

GENERAL INFORMATION ABOUT THE TRUST                                    1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS                       1

INVESTMENT RESTRICTIONS                                               10

PORTFOLIO TRANSACTIONS AND BROKERAGE                                  11

MANAGEMENT OF THE TRUST                                               13

DETERMINATION OF NET ASSET VALUE                                      19

PERFORMANCE INFORMATION                                               20

CALCULATION OF RETURN QUOTATIONS                                      21

PURCHASE AND REDEMPTION OF SHARES                                     21

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                   22

OTHER INFORMATION                                                     24

COUNSEL                                                               25

AUDITORS AND CUSTODIAN                                                25

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware business trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares that are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has thirty-five separate Funds. All payments received by the Trust for shares of any Fund belong to that Fund. The Fund has its own assets and liabilities. This SAI relates to shares of the Juno Fund (the "Fund") only.

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). To obtain historical financial information about the Rydex Subaccounts, please call 800.820.0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL
The Fund's investment objective and principal investment strategies are described in the Prospectus. The investment objective of the Fund is a fundamental policy which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Portfolio management is provided to the Fund by the Trust's investment advisor, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

ILLIQUID SECURITIES
While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Fund presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act. The Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

SECURITIES LENDING
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SWAP AGREEMENTS
The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER
As discussed in the Fund's Prospectus, due to its investment strategy, the Fund may buy and sell securities frequently, which will cause the Fund to experience high portfolio turnover (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Fund's Prospectus). Because Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Fund will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Fund may engage in short sales if, at the time of the short sale, the Fund own or have the right to acquire an equal amount of the security being sold at no additional cost. While the Fund currently do not expect to do so, the Fund may make a short sale when the Fund wants to sell a security they own at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
The following factors may affect the ability of the Fund to achieve correlation with the performance of its benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; or (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

U.S. GOVERNMENT SECURITIES
The Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Fund which cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUND

The Fund shall not:

     1. Lend any security or make any other loan if, as a result, more than 33 1/3 % of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or
          (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

     2.   Underwrite securities of any other issuer.

     3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

     5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
          (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

          8.1 The Fund may borrow money, subject to the conditions of paragraph 8, but shall not make purchases while borrowing in excess of 5% of the value of its assets. For purposes of this subparagraph, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

     9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

          9.1 The Fund may engage in short sales of portfolio securities or maintain a short position if at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the SEC or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees.

The Fund may not:

     1. Invest in warrants.

     2. Invest in real estate limited partnerships.

     3. Invest in mineral leases.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Fund and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Fund and the other client accounts.

The policy of the Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In managing the investment portfolios of the Fund, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Advisor to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Advisor determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided.

Such research services may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, analysis of corporate responsibility issues or in the form of access to various computer-generated data, computer hardware and software. Such research may be provided by brokers and dealers in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives. Brokerage services and equipment may facilitate the execution and monitoring of securities transactions, for example, by providing rapid communications with financial markets and brokers or dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage and research services are generated by third parties but are provided to the Advisor by or through brokers and dealers. The Advisor may allocate brokerage for research services that are also available for cash, where appropriate and permitted by law. The Advisor may also pay cash for certain research services received from external sources.

In addition, the information and services received by the Advisor from brokers and dealers may not in all cases benefit the Fund directly. For example, such information and services received by the Advisor as a result of the brokerage allocation of one of the Fund may be of benefit to the Advisor in the management of other accounts of the Advisor, including other Fund of the Trust and other investment companies advised by the Advisor. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 35 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Funds of the Rydex Series Funds and the Rydex Dynamic Funds, that are described in a separate prospectus and SAI. In total the Rydex Family of Funds is comprised of 84 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES

*/ALBERT P. VIRAGH, JR. (61)

         Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

------------------------
*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

COREY A. COLEHOUR (57)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (61)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (62)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (60)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (58)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.


BOARD STANDING COMMITTEES. The Board has established the following standing committee:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit

Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed Trust fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's profitability from its Fund-related operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


                                                      AGGREGATE DOLLAR RANGE OF SHARES
                     DOLLAR RANGE OF FUND SHARES       IN ALL RYDEX FUNDS OVERSEEN BY
NAME                     (JUNO FUND ONLY)*                       TRUSTEE**
--------------------------------------------------------------------------------------
Viragh, Jr.                    n/a                              over $100,000
Colehour                       n/a                                   $0
Dalton                         n/a                                   $0
Demaret                        n/a                              over $100,000
McCarville                     n/a                            $50,001-$100,000
Somers                         n/a                                $1-$10,000


*    The Fund was not offered for sale as of December 31, 2001.
** Valuation date is December 31, 2001.

BOARD COMPENSATION - The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2002, is set forth in the table below:


                                                   PENSION OR                             TOTAL
                                AGGREGATE       RETIREMENT BENEFITS  ESTIMATED ANNUAL  COMPENSATION
                               COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON      FROM FUND
NAME OF PERSON, POSITION        FROM TRUST       TRUST'S EXPENSES      RETIREMENT        COMPLEX **
---------------------------------------------------------------------------------------------------
Albert P. Viragh, Jr.                $0                $0                $0                   $0
Corey A. Colehour,               $8,500                $0                $0              $44,000
J. Kenneth Dalton,               $8,500                $0                $0              $44,000
Roger Somers,                    $8,500                $0                $0              $44,000
John O. Demaret,                 $8,500                $0                $0              $44,000
Patrick T. McCarville,           $8,500                $0                $0              $44,000


* Each member of the Board of Trustees also serves as a Trustee to Rydex Series Fund and to Rydex Dynamic Funds.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.


OFFICERS

ROBERT M. STEELE (44)

         Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

CARL G. VERBONCOEUR (49)

         Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (32)

         Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. HAIGNEY (36)

         Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

THE ADVISORY AGREEMENT
Under an investment advisory agreement with the Advisor, dated August 11, 1998, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Trustees and the officers of the Trust. As of November 1, 2002, net assets under management of the Advisor and its affiliates were approximately $5.5 billion. Pursuant to the advisory agreement, the Fund pays the Advisor a fee of 0.90% at an annual rate based on the average daily net assets for the Fund.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund's operating expenses as described in the prospectus. The Advisor's office is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. was incorporated in the State of

Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of the Fund. Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $30 million of the average daily net assets, one-twentieth of one percent (0.05%) on the next $20 million of the average daily net assets, one-thirty third of one percent (0.03%) on the next $50 million of the average daily net assets, and one-fiftieth of one percent (0.02%) on the average daily net assets over $100 million. Certain officers and trustees of the Trust are also officers and directors of the Servicer.

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as the distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust.

INVESTOR SERVICES PLAN
Pursuant to an Investor Services Plan dated January 1, 1999, the Distributor directly, or indirectly through other service providers determined by the Distributor ("Service Providers"), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Fund ("Investors"). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisors who allocate funds for investments in shares of the Fund on behalf of Investors ("Financial Advisors"); forwarding communications from the Fund to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Fund in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Fund; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Fund's portfolio investments; (c) providing performance information to Financial Advisors regarding the Fund; (d) providing information to Financial Advisors regarding the Fund's investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding .25% of the Fund's average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Fund and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

COSTS AND EXPENSES
The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund is valued at fair value.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Core Equity Fund may be compared to various unmanaged indices.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the SEC, the Fund's advertising performance must include total return quotes calculated according to the following formula:

                                          n
                                    P(1+T) = ERV

         Where:      P =            a hypothetical initial payment of $1,000;

                     T =            average annual total return;

                     n =            number of years (1, 5, or 10); and

                     ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION
The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day(the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Fund will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance prospectus. You should consult with your tax advisor regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

SECTION 817(h) DIVERSIFICATION
Section 817(h) of the Code requires that the assets of the Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. The Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), the Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

REGULATED INVESTMENT COMPANY STATUS
The Fund intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, the Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, the Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% requirement test.

In addition, the Fund must distribute at least 90% of its investment company taxable income (generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by the Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, in such case, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.

FEDERAL EXCISE TAX
It is expected that the Fund will not be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated assets accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies, and certain trusts under qualified pension and retirement plans.

OPTIONS AND OTHER COMPLEX SECURITIES
The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

The Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code. However, it is the intention of the Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES
The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. The Fund or class of the Fund will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's Web site at www.rydexfunds.com or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

PricewaterhouseCoopers is the auditor and the independent certified public accountant to the Trust and the Fund.

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Certificate of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(a)(2) Declaration of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(b) By-Laws are incorporated by reference to Exhibit (b) of the Initial Registration Statement, filed on June 17, 1998.

(c)          Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. is incorporated herein by reference to Exhibit
             (d) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(d)(2) Amendment to Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. dated August 28, 2000 is incorporated herein by reference to Exhibit (d)(2) of the Post- Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(d)(3) Amendment to Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. dated November 18, 2002 is filed herewith.

(e)(1) Distribution Agreement between the Registrant and PADCO Financial Services, Inc. is incorporated herein by reference to Exhibit
             (e)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(2) Participation Agreement between the Registrant and PADCO Financial Services, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(e)(3) Investor Service Agreement and Plan are incorporated herein by reference to Exhibit (e)(3) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(4) Amendments to Investor Services Agreement and Plan between Registrant and PADCO Service Company, Inc. dated August 28, 2000 are incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(e)(5) Amendment to the Investor Service Agreement and Investor Services Plan between Registrant and Rydex Distributors dated November 18, 2002 is filed herewith.

(f)          Not Applicable.

(g) Custodian Agreement between the Registrant and Star Bank, N.A. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(h)(1) Service Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(2) Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(3) Amendment to Service Agreement between the Registrant and PADCO Service Company, Inc. dated August 28, 2000 is incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(h)(4) Amendment to Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. dated August 28, 2000 is incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(h)(5) Amended Schedule to Accounting Services Agreement between the Registrant and Rydex Fund Services, Inc. (Formerly operating as PADCO Service Company, Inc.) dated November 18, 2002 is filed herewith.

(h)(6) Amended Schedule to Service Agreement between the Registrant and Rydex Fund Services, Inc. (Formerly operating as PADCO
             Service Company, Inc.) dated November 18, 2002 is filed herewith.

(i)          Not Applicable.

(j)          Not Applicable.

(k)          Not Applicable.

(l)          Not Applicable.

(m)          Not Applicable.

(n)          Not Applicable.

(o)          Not Applicable.

(p) Combined Code of Ethics for Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, PADCO Advisors, Inc. d/b/a Rydex Global Advisors, PADCO Advisors II, Inc. d/b/a Rydex Global Advisors, Rydex Distributors, Inc., PADCO Service Company, Inc. is incorporated herein by reference to exhibit (p) of the Post-Effective Amendment No. 3 to this Registration Statement, filed on April 5, 2000.

(q) Powers of Attorney for Albert P. Viragh, Jr., Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not Applicable.

ITEM 25. INDEMNIFICATION

The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of June 11, 1998 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

       (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

       (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

       (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

ADVISER

PADCO Advisors II, Inc., d/b/a Rydex Global Advisors, (the "Advisor") is the investment advisor for the Trust. The principal address of the Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Advisor is an investment adviser registered under the Advisers Act.

The officers and directors of the Advisor, including information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, are as follows:

         NAME                               POSITION
         ----                               --------
         Albert P. Viragh, Jr.              Chairman and President
         Albert P. Viragh, Jr.              Treasurer
         (8/02-present) Joanna Mooney       Secretary
         (7/01-8/02) Amanda Viragh
         (8/02-present) Joanna Mooney       Assistant Treasurer
         (7/01-8/02) Amanda Viragh

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Rydex Distributors, Inc. (formerly, PADCO Financial Services, Inc.) serves as the principal underwriter for shares of the Registrant, Advisor Class Shares and International Funds Shares of Rydex Series Funds, and shares of Rydex Dynamic Funds.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH                  POSITIONS AND OFFICES
BUSINESS ADDRESS*                   UNDERWRITER                                 WITH REGISTRANT
------------------                  --------------------------                  ---------------------
Albert P. Viragh, Jr.               Chairman of the Board of Directors,         Chairman of the Board
                                    President and Treasurer                     of Trustees and President

Carl G. Verboncoeur                 Vice President                              Vice President

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement (File No. 811-08821) be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland on this 26th day of November, 2002.
                                                     Rydex Variable Trust

                                                     By: ____________________
                                                      Albert P. Viragh, Jr.
                                                        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

------------------------                   Chairman of the Board of Trustees,           Nov. 26, 2002
Albert P. Viragh, Jr.                      Principal Executive Officer, and
                                           President

           *                               Member of the Board of Trustees              Nov. 26, 2002
------------------------
Corey A. Colehour

           *                               Member of the Board of Trustees              Nov. 26, 2002
------------------------
J. Kenneth Dalton

           *                               Member of the Board of Trustees              Nov. 26, 2002
------------------------
 John O. Demaret

           *                               Member of the Board of Trustees              Nov. 26, 2002
------------------------
 Roger Somers

           *                               Member of the Board of Trustees              Nov. 26, 2002
------------------------
Patrick T. McCarville

------------------------                   Vice President and Treasurer                 Nov. 26, 2002
Carl G. Verboncoeur

------------------------
Albert P. Viragh, Jr., Attorney in Fact
*Powers of Attorney previously filed

                                  EXHIBIT INDEX

ITEM 23. EXHIBITS

(a)(1) Certificate of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(a)(2) Declaration of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(b) By-Laws are incorporated by reference to Exhibit (b) of the Initial Registration Statement, filed on June 17, 1998.

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. is incorporated herein by reference to Exhibit (d) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(d)(2) Amendment to Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. dated August 28, 2000 is incorporated herein by reference to Exhibit (d)(2) of the Post- Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(d)(3) Amendment to Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. dated November 18, 2002 is filed herewith.

(e)(1) Distribution Agreement between the Registrant and PADCO Financial Services, Inc. is incorporated herein by reference to Exhibit (e)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(2) Participation Agreement between the Registrant and PADCO Financial Services, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(e)(3) Investor Service Agreement and Plan are incorporated herein by reference to Exhibit (e)(3) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(4) Amendment to Investor Services Agreement and Plan between Registrant and PADCO Service Company, Inc. dated August 28, 2000 are incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(e)(5) Amendment to the Investor Service Agreement and Investor Services Plan between Registrant and Rydex Distributors dated November 18, 2002 is filed herewith.

(f)      Not Applicable.

(g) Custodian Agreement between the Registrant and Star Bank, N.A. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(h)(1) Service Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(2) Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(3) Amendment to Service Agreement between the Registrant and PADCO Service Company, Inc. dated August 28, 2000 is incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(h)(4) Amendment to Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. dated August 28, 2000 is incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001.

(h)(5) Amended Schedule to Accounting Services Agreement between the Registrant and Rydex Fund Services, Inc. (Formerly operating as PADCO Service Company, Inc.) dated November 18, 2002 is filed herewith.

(h)(6) Amended Schedule to Service Agreement between the Registrant and Rydex Fund Services, Inc. (Formerly operating as PADCO Service Company, Inc.) dated November 18, 2002 is filed herewith.

(i)      Not Applicable.

(j)      Not Applicable.

(k)      Not Applicable.

(l)      Not Applicable.

(m)      Not Applicable.

(n)      Not Applicable.

(o)      Not Applicable.

(p) Combined Code of Ethics for Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, PADCO Advisors, Inc. d/b/a Rydex Global Advisors, PADCO Advisors II, Inc. d/b/a Rydex Global Advisors, Rydex Distributors, Inc., PADCO Service Company, Inc. is incorporated herein by reference to exhibit (p) of the Post-Effective Amendment No. 3 to this Registration Statement, filed on April 5, 2000.

(q) Powers of Attorney for Albert P. Viragh, Jr., Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (d)(2) of the Post-Effective Amendment No. 6 to this Registration Statement, filed on April 19, 2001. (a)(1)Certificate of Trust of Rydex Variable Trust is incorporated by reference to Exhibit
         (a) of the Initial Registration Statement, filed on June 17, 1998.